COLUMBIA COMMON STOCK FUND
                                  (THE "FUND")



         SUPPLEMENT TO CURRENT CLASS Z PROSPECTUS DATED JANUARY 1, 2004


1. The second paragraph under the heading "Average Annual Total Returns" in the call-out box entitled "Understanding Performance" is revised in its entirety as follows:

         Beginning in 2004, the Fund's benchmark was changed to the Russell 1000 Index (Russell 1000 Index), an unmanaged index that tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The advisor believes that the Russell 1000 Index, because of its greater emphasis on large-capitalization companies, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell 1000 Index, as well as the Fund's previous benchmark, the S&P 500 INDEX. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

2. The "Average Annual Total Returns" table is revised in its entirety as follows:

Average Annual Total Returns - for periods ended December 31, 2003

-------------------------------------------------------------------------------------------------

                                                              INCEPTION
                                                                DATE
Class Z (%)                                                    10/1/91  1 YEAR  5 YEARS  10 YEARS
------------------------------------------------------------- --------- ------- -------- --------
  Return Before Taxes                                                    26.87    1.43     9.03
------------------------------------------------------------- --------- ------- -------- --------
  Return After Taxes on Distributions                                    26.76   -2.39     7.03
----------------------------------------------------------------------- ------- -------- --------
  Return After Taxes on Distributions and Sale of Fund Shares            17.60   -1.51     6.97
----------------------------------------------------------------------- ------- -------- --------
S&P 500 Index                                                            28.68   -0.57    11.07
----------------------------------------------------------------------- ------- -------- --------
Russell 1000 Index                                                       29.89   -0.13    11.00
------------------------------------------------------------- --------- ------- -------- --------


3. The first sentence under the heading "Principal Investment Strategies" is replaced in entirety as follows:

The Fund will typically invest in stocks that have fallen out of favor and can be purchased at a discount to the intrinsic value of the company and its prospects for growth.

4. The section entitled PORTFOLIO MANAGERS is revised in its entirety as follows:

PORTFOLIO MANAGERS

The managers of the Fund are Mr. Guy W. Pope and Mr. John E. Maack.

JOHN E. MAACK, a Senior Portfolio Manager for Columbia Management, is the Fund's co-portfolio manager. Mr. Maack has been associated with Columbia Management or its predecessors since 1988.

MR. GUY W. POPE, a Senior Vice President of Columbia Management, is the Fund's co-portfolio manager. Mr. Pope has been associated with Columbia Management or its predecessors since 1993.






111-36/041T-1004                                                October 25, 2004